Exhibit 10.1

AMENDMENT TO EMPLOYMENT AGREEMENT

This Amendment to Employment Agreement (“Amendment”), is made as of July 7, 2024, between Inspire Veterinary Partners, Inc. (“Inspire” or “Company”) and Kimball Carr (“Employee”).

RECITALS:

A.	Employee and Inspire are parties to an Employment Agreement executed by each on July 8, 2021 (the “Employment Agreement”);

B.	The Employment Agreement was for a term of three years, which term expires on July 7, 2024; and

C.	Inspire and Employee desire to extend the term of the Employment Agreement through February 1, 2025.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is agreed as follows:

1.	Incorporation of Recitals: The parties represent and warrant that the recitals to this Amendment are accurate and correct and incorporate them in this Amendment. Capitalized terms used but not defined in this Amendment shall have the same definitions given to them in the Employment Agreement, unless the context clearly indicates a contrary intent.

2.	Term. Section 1 of the Employment Agreement is amended to read as follows:

Term. The term of this Agreement shall terminate on February 1, 2025. The term of this Agreement shall renew for successive periods or one-year terms upon the affirmative vote of the Board.

3.	Ratification. Except as modified in this Agreement, the Employment Agreement shall remain otherwise unmodified and in full force and effect and the parties ratify and confirm the terms of the Employment Agreement as modified by this Amendment. All future references to the Employment Agreement shall mean the Employment Agreement is modified by this Amendment.

4.	Benefit and Binding Effect. This Amendment shall be binding upon an inure to the benefit of the parties to this Amendment, the legal representatives, successors and permitted assigns.

5.	Amendment. This Amendment may not be changed, modified or discharged in whole or in part except by an Agreement in writing signed by both parties to this Amendment.

6.	Counterparts. This Amendment may be executed by the parties signing different counterparts of this Amendment, which counterparts together shall constitute the Agreement of the parties.

WITNESS THE FOLLOWING SIGNATURES:

COMPANY:

Inspire Veterinary Partners, Inc.

By:

EMPLOYEE:

Kimball Carr